UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2006

GTC BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-21794	04-3186494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 CROSSING BOULEVARD

FRAMINGHAM, MASSACHUSETTS 01702

(Address of Principal Executive Offices) (Zip Code)

(508) 620-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 14, 2006, we completed a second closing under our Stock Purchase and Note Agreement, referred to as the Purchase Agreement, dated September 29, 2006 with LFB Biotechnologies, referred to as LFB Biotech, after receiving shareholder approval of the transactions contemplated by the Purchase Agreement at our special meeting of shareholders on December 5, 2006. At the closing, we sold to LFB Biotech 9,615 shares of Series D preferred stock at an as-converted per common share price of US $1.23 and a subordinated convertible note in the principal amount of approximately US $2.56 million. Our aggregate gross proceeds from this closing were approximately US $14.39 million.

In connection with the closing, we entered into a First Amendment to Shareholder Rights Agreement dated as of December 14, 2006 with American Stock Transfer and Trust Company, as rights agent, amending the Shareholder Rights Agreement dated as of May 31, 2001 between us and the rights agent. The amendment revised the Shareholder Rights Agreement to exempt LFB Biotech’s acquisition of our capital stock from triggering the exercisability of the preferred stock purchase rights attached to shares of our common stock pursuant to the Rights Agreement so long as LFB Biotech (i) does not beneficially own more than 19.99% of our then outstanding capital stock and (ii) acquires the capital stock it beneficially owns directly from us.

A copy of the amendment is filed as Exhibit 4.1 to this Current Report and is hereby incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report with respect to the sale of the subordinated convertible note to LFB Biotech is incorporated herein by this reference.

The subordinated convertible note has a term of five years and will automatically convert into shares of common stock in any future common stock offerings at the per share offering price of the respective offering. Any conversion of principal and accrued interest into common stock will be limited so that LFB Biotech’s holdings in GTC will represent on an as-converted basis no more than 19.9% of our common stock. Upon any conversion of the subordinated convertible note in a future offering, LFB Biotech will be entitled to any registration rights provided in the offering, but it will not receive any warrants or other securities included in the offering. Interest on the subordinated convertible note, which accrues at a rate of 2.0% per annum from the date of issue, will accumulate and be payable upon conversion, at our election, in cash or shares of our common stock valued at its fair market value at the date of conversion.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 and 2.03 of this Current Report with respect to the sale and description of the subordinated convertible note is incorporated herein by this reference.

The subordinated convertible note was issued to LFB Biotech in reliance on the exemption from registration provided under the provisions of Section 4(2) of the Securities Act (and the regulations promulgated thereunder, including Regulation D) relating to sales by an issuer not involving a public offering. LFB Biotech has represented to us in the Purchase Agreement that it is acquiring the additional shares of Series D preferred stock and the subordinated convertible note and the shares of common stock issuable upon conversion thereof for investment and not for distribution, that it can bear the risks of the investment and that it has had an opportunity to ask questions of, and receive answers from, us regarding the terms and conditions of the offering.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As provided under the Purchase Agreement, we appointed Christian Bechon to our Board of Directors as the director designated by LFB Biotech, the sole holder of the Series D preferred stock. Mr. Bechon will serve in the class of directors whose term expires at the 2009 annual meeting of shareholders. Mr. Bechon is President of LFB Biotech, which now holds on an as-converted basis, approximately 16.6% of our outstanding shares of voting stock. Upon completion of the third closing under the Purchase Agreement, which is scheduled for early January 2007, LFB Biotech will hold, on an as-converted basis, approximately 19.9% of our then outstanding shares of capital stock. In September 2006, we also entered into a Joint Development and Commercialization Agreement with LFB Biotech, providing for a strategic collaboration to develop selected recombinant plasma proteins and monoclonal antibodies using our transgenic production platform.

In connection with his appointment, we and Mr. Bechon entered into our standard director indemnification agreement. A copy of our Form of Indemnification Agreement between us and our directors is listed in the Exhibit Index as Exhibit 10.1 to this Current Report and is incorporated by this reference herein.

Item 8.01	Other Events.

On December 5, 2006, we held a special meeting of shareholders. The following table sets forth the results of voting on the proposals submitted at the meeting to our shareholders.

Proposal	“FOR”	“AGAINST”	“ABSTAIN”

To approve the amendment to our restated articles of incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 200,000,000 shares	40,584,974	3,538,304	458,064

To approve the issuance of shares of our common stock and the subordinated convertible note to LFB Biotech pursuant to the Purchase Agreement	36,511,380	2,652,289	5,417,673

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

4.1	First Amendment to Shareholder Rights Agreement dated as of December 14, 2006 between GTC Biotherapeutics, Inc. and American Stock Transfer and Trust Company. Filed herewith.

2.1	Form of Subordinated Convertible Noted included as Exhibit B to the Stock and Note Purchase Agreement dated September 29, 2006, by and between GTC Biotherapeutics, Inc. and LFB Biotechnologies, S.A.S.U. filed as Exhibit 10.1 to GTC’s Current Report on Form 8-K filed October 5, 2006 (File No. 0-21794) and incorporated by reference herein.

10.1	Form of Indemnification Agreement between GTC Biotherapeutics, Inc. and its directors. Filed as Exhibit 10.12 to GTC’s Annual Report on Form 10-K for the year ended December 31, 1994 (File No. 0-21794) and incorporated by reference herein. Such agreements are materially different only as to the signing directors and the dates of execution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTC BIOTHERAPEUTICS, INC.

Dated: December 18, 2006	By:	/s/ John B. Green
John B. Green
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Amendment to Shareholder Rights Agreement dated as of December 14, 2006 between GTC Biotherapeutics, Inc. and American Stock Transfer and Trust Company. Filed herewith.

2.1	Form of Subordinated Convertible Noted included as Exhibit B to the Stock and Note Purchase Agreement dated September 29, 2006, by and between GTC Biotherapeutics, Inc. and LFB Biotechnologies, S.A.S.U. filed as Exhibit 10.1 to GTC’s Current Report on Form 8-K filed October 5, 2006 (File No. 0-21794) and incorporated by reference herein.

10.1	Form of Indemnification Agreement between GTC Biotherapeutics, Inc. and its directors. Filed as Exhibit 10.12 to GTC’s Annual Report on Form 10-K for the year ended December 31, 1994 (File No. 0-21794) and incorporated by reference herein. Such agreements are materially different only as to the signing directors and the dates of execution.